UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2014

Respect Your Universe, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	000-54885	20-0641026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

818 North Russell Street Portland, Oregon	97227
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  877-798-8326

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective June 30, 2014, we affected a two for one reverse stock split of our authorized and issued and outstanding common stock.  As a result, our authorized capital has decreased from 500,000,000 shares of common stock with par value of $0.001 to 250,000,000 shares of common stock with par value of $0.001.  Our issued and outstanding share capital has decreased from 107,873,500 shares of common stock to 53,936,750 shares of common stock.

Item 7.01	Regulation FD Disclosure

The reverse stock split became effective with the Over-the-Counter Bulletin Board and the TSX Venture Exchange at the opening for trading on June 30, 2014.  Our new CUSIP number is 76123V 202.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

3.1	Certificate of Change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Respect Your Universe, Inc.

Dated:	July 7 , 2014

By:	/s/ Marcello Leone
Marcello Leone
President